                                                                    EXHIBIT 99.3
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 29, 2001 (except with respect to Note 14, as to which the date is April 17, 2001) included in this Form 8-K into AGCO Corporation's previously filed Registration Statements on Form S-8 (File NO. 333-75591, File No. 333-75589 and File No. 333-04707).

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Atlanta, Georgia
July 12, 2001